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Exhibit No. (10)

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Auditors" and to the use of our reports dated April 25, 1997, with respect to the financial statements of Providian Life and Health Insurance Company Separate Account IV and the statutory-basis financial statements of Providian Life and Health Insurance Company in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 33-36073) and related Prospectus of Providian Life and Health Insurance Company Separate Account IV.



/s/ Ernst & Young LLP
Louisville, Kentucky
April 25, 1997